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CUSIP NO.  961418100  (OLD CUSIP NO.  077410108)

                                                                    EXHIBIT 99.1

         JOINT FILING STATEMENT

                  Each of the undersigned agrees that (i) this Amendment No. 9 to statement on Schedule 13D relating to the Common Stock of Westport Resources Corporation, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(2) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

June 30, 2003

                                    ROBERT A. BELFER

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer


                                    RENEE E. BELFER

                                    By: /s/   Renee E. Belfer
                                        ---------------------------------------
                                    Name: Renee E. Belfer


                                    BELFER CORP.

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: President


                                    BELFER TWO CORP.

                                    By: /s/    Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: President


                                    THE ROBERT A. AND RENEE E. BELFER
                                    FAMILY FOUNDATION

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: Trustee

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CUSIP NO.  961418100  (OLD CUSIP NO.  077410108)


                                    RENEE HOLDINGS PARTNERSHIP, L.P.

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: General Partner

                                    LIZ PARTNERS, L.P.

                                    By: Liz Associates LLC
                                    Title: General Partner

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: Managing Member, Liz Associates, LLC

                                    A&B INVESTORS, INC.

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title:

                                    BELWEST PETROLEUM, INC.

                                    By: /s/ Robert A. Belfer
                                        ---------------------------------------
                                    Name: Robert A. Belfer
                                    Title: President

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